UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT
Pursuant to
SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of Report (Date of earliest event reported): April 25, 2012

PACIFIC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-29829 (SEC File Number)	91-1815009 (IRS Employer Identification No.)

1101 S. Boone Street
Aberdeen, Washington 98520
(360) 533-8870
(Address, including zip code, and telephone number,
including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The 2012 Annual Meeting of Shareholders of the Company was held on April 25, 2012.

(b)(1) Three directors were elected at the Annual Meeting, each for a three-year term, by the votes indicated below.

Nominees	Shares Voted For	Shares Withheld
Edwin Ketel	5,125,339	111,049
Dennis A. Long	5,044,752	191,636
Randy Rust	5,152,332	84,056

In addition, the following proposal was presented and voted upon at the Annual Meeting, with the results indicated:

(2) Proposal to ratify the appointment of Deloitte & Touche, LLP as the Company's independent registered accountants for the year ended December 31, 2012.

For	Against	Abstain	% in Favor
6,239,390	91,809	258,617	94.68%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC FINANCIAL CORPORATION
DATED: April 30, 2012	By:	/s/ Denise Portmann
Denise Portmann Chief Financial Officer